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                                                                    EXHIBIT 99.2

                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY



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                                                     SOLICITED ON BEHALF OF THE BOARD OF PROXY DIRECTORS

                             ---------               The undersigned hereby (a) acknowledges  receipt of  the
     SEARCH                    PROXY                 Notice of  Special  Meeting  of Stockholders  of  Search
     EXPLORAT                ---------               Exploration, Inc. to be held on                   , 1995
     ION, INC                                        and the proxy  statement/exchange offer/prospectus  (the
                                                     "Statement") in connection therewith, each dated
 Special Meeting of                                             , 1995, (b) appoints  Joseph F. Langston, Jr.
   Stockholders                                      and M.  Michael Witte,  or either of  them, as  Proxies,
             , 1995                                  each  with   the   power  to   appoint   a   substitute,
                                                     (c) authorizes  the  Proxies to  represent and  vote, as
                                                     designated below, all  the shares of Common Stock and/or
                                                     Preferred  Stock of  Search  Exploration, Inc.,  held of
                                                     record by the undersigned on                  , 1995  at
                                                     such special meeting  and at any adjournment(s) thereof,
                                                     and (d) revokes any proxies heretofore given.



    1.   Adoption and approval of the Agreement and Plan of Merger as described and set forth in the Statement:

                                         [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM


    2.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

                                       (Continued and to be signed on reverse side)

 ....................................................................................................................................

                                               (Continued from other side)

    THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ADOPTION
AND APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND, ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.



                                                                                     IMPORTANT:  Please date this proxy
- ----------------------------------------------------------------------------------   and sign exactly as your name or
                                                                                     names appear thereon.  If stock is
                                                                                     held jointly, signature should
                                                                                     include both names.  Executors,
                                                                                     administrators, trustees, guardians
                                                                                     and others signing in the
                                                                                     representative capacity, please so
                                                                                     indicate when signing.



  DATED:                               , 1995
        ------------------------------        --------------------------------------------------------------
                                              Signature

PLEASE SIGN, DATE AND RETURN THIS PROXY       --------------------------------------------------------------
PROMPTLY IN THE ACCOMPANYING ENVELOPE.        Signature if held jointly

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